UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

EQUITABLE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-51514	14-1941649
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

113 North Locust Street, Grand Island, Nebraska 68801
(Address of principal executive offices) (Zip Code)

(308) 382-3136
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 19, 2007, Equitable Financial Corp. (the “Company”) issued a press release announcing that the Board of Directors had authorized the funding of a trust that will repurchase up to 64,631, or approximately 1.96%, of the Company’s outstanding shares. The shares acquired by the trust will be used to fund restricted stock awards under the Company’s 2006 Equity Incentive Plan which was approved by stockholders in November 2006. A copy of the Company’s press release is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release Dated April 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE FINANCIAL CORP.

Date: April 19, 2007	By: /s/ Richard L. Harbaugh
Richard L. Harbaugh
President and Chief Executive Officer